       Semiannual Report



                        SPECTRUM
                        FUNDS
                        -------------
                        JUNE 30, 2002
                        -------------


       [LOGO]


       T. ROWE PRICE(R)

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Spectrum Funds

..    Despite an end to the recession, U.S. stocks fell sharply in the six-month period ended June 30. International stocks declined much less; bonds fared best.

..    Assisted by value and international stocks, the Spectrum Growth Fund outperformed its benchmarks in the first half of 2002.

..    International bonds helped the Spectrum Income Fund surpass its Lipper benchmark, but lower-quality securities hurt performance relative to the Lehman Brothers U.S. Aggregate Index.

..    Emphasizing weak European equities and relatively low exposure to Asian markets caused the Spectrum International Fund to trail its benchmarks.

..    Equities should stabilize as corporate earnings improve, and international markets may continue to outperform. Interest rates are likely to remain near current levels.





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

FELLOW SHAREHOLDERS

After posting modest gains in the first quarter, U.S. stocks plunged in the second, resulting in sharply negative six-month returns. Investor sentiment was poor amid lackluster corporate earnings news, fears of another terrorist attack against the U.S., increased tensions in the Middle East and southern Asia, and reports of regulators investigating companies with questionable accounting practices. Foreign equities also fell, but they strongly outperformed their domestic counterparts in U.S. dollar terms. Bond yields slipped and prices rose--even though the U.S. economy emerged from recession--amid strong demand for securities with reduced risk.

MARKET ENVIRONMENT

The U.S. economy changed dramatically over the past six months, moving from recession to expansion as signs of recovery emerged at the beginning of 2002. The 6.1% annualized GDP growth rate in the first quarter was driven primarily by an end to the inventory liquidation cycle, which supported production and employment trends. At the same time, corporate cost-cutting and strong productivity gains improved profit margins and prospects for corporate profits. With inflation subdued, the Federal Reserve kept the federal funds target rate steady at 1.75%--a 40-year low--in the last six months to encourage the budding recovery.

In the first three months of the year, U.S. stocks generally rose amid optimism about the improving economy. However, larger

                                   [CHART]

---------------------
GLOBAL EQUITY RETURNS
--------------------------------------------------------------------------------
Periods Ended 6/30/02              6 Months        12 Months
--------------------------------------------------------------------------------
S&P 500 Stock Index                -13.16%          -17.99%
Russell 2000 Index                  -4.70%           -8.60%
MSCI EAFE Index                     -1.38%           -9.22%
MSCI Emerging Markets Free Index     2.07%            1.31%
issues overshadowed the recovery in the second quarter, such as continued sluggish corporate earnings growth, escalating global military tensions, and the threat of new terrorist attacks against the U.S. In addition, following the collapse of energy-trader Enron, investors were quick to discard shares of companies whose bookkeeping was suspected as being anything less than honest and transparent. By June 30, several major stock indexes had retreated to levels not seen since the weeks following September 11.

Continuing a trend that prevailed last year, small- and mid-cap stocks performed better than their larger peers--a phenomenon often observed at the end of a recession. The small-cap Russell 2000 Index returned -4.70% since the end of last year, compared with -3.21% for the S&P Midcap 400 Index and -13.16% for the large-cap S&P 500 Index. Another trend that remained intact was the dominance of value stocks over their growth counterparts. The degree of outperformance, however, was greatest in the small-cap segment.

Foreign equity markets declined, but as a group they fared better than U.S. stocks because foreign currencies generally appreciated versus the greenback. In dollar terms, Japanese and other Asian equities produced gains, but European and Latin American markets sagged. The MSCI EAFE Index, which tracks large-cap shares in Europe, Australasia, and the Far East, returned -1.38% in the last six months. Emerging markets outpaced stocks in developed countries; the MSCI Emerging Markets Free Index returned 2.07%.

In the U.S. credit markets, money market yields remained very low as the Fed kept monetary policy steady in the last six months. Longer-term Treasury rates climbed in the first quarter as the economy showed signs of strengthening, but they declined in the second and, in most cases, slipped below year-end levels as increased geopolitical risks, diminishing corporate credibility, and stock market weakness prompted investors to seek the relative safety of fixed-income securities.

                                     [CHART]

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

              10-Year Treasury Note   5-Year Treasury Note  90-Day Treasury Bill
 6/30/2001            5.41%                  4.95%                 3.65%
 7/31/2001            5.05%                  4.53%                 3.52%
 8/31/2001            4.83%                  4.38%                 3.36%
 9/30/2001            4.59%                  3.80%                 2.37%
10/31/2001            4.23%                  3.47%                 2.01%
11/30/2001            4.75%                  4.06%                 1.72%
12/31/2001            5.05%                  4.30%                 1.72%
 1/31/2002            5.03%                  4.37%                 1.75%
 2/28/2002            4.88%                  4.19%                 1.75%
 3/31/2002            5.40%                  4.84%                 1.78%
 4/30/2002            5.09%                  4.41%                 1.76%
 5/31/2002            5.04%                  4.35%                 1.72%
 6/30/2002            4.80%                  4.03%                 1.68%

Among domestic bond market segments, mortgage-backed securities and Treasuries performed best, but investment-grade corporate bonds lagged. High-yield securities were pressured by corporate defaults and several bankruptcies in the telecommunications industry--a heavy issuer of below investment-grade bonds. The Lehman Brothers U.S. Aggregate Index, a broad measure of the U.S. bond market, returned 3.79% since the end of 2001. International bonds in developed countries performed even better due to dollar weakness, but emerging market debt was hampered by Argentina's economic collapse.

SPECTRUM GROWTH FUND

Your fund returned -9.59% in the last six months and -11.96% in the 12-month period ended June 30. As shown in the table, the fund outperformed its benchmarks in both periods by a wide margin.

Our small positions in New Era, which rose 5.89% amid rising gold and oil prices, and Mid-Cap Value, which gained 2.99%, helped the fund's results in the last six months. In addition, our larger positions in Equity Income and International Stock, each of which declined less than 4%, also contributed to the fund's outperformance. Working against fund performance were our positions in domestic growth stock funds. The large-cap Growth & Income, Growth Stock, and Blue Chip Growth Funds and the small-cap New Horizons all fell more than 14% since the end of 2001.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 6/30/02                          6 Months     12 Months
--------------------------------------------------------------------------------
Spectrum Growth Fund                            -9.59%       -11.96%
Lipper Multi-Cap Core
Funds Index                                    -12.55        -17.75
S&P 500 Stock Index                            -13.16        -17.99

                                   [CHART]

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------
Spectrum Growth Fund

Large-Cap Stocks        45%
Mid-Cap Stocks          16%
Small-Cap Stocks         9%
Other and Reserves       2%
Foreign Stocks          28%

Based on net assets as 6/30/02.

During the last six months we trimmed our allocation to small-cap growth stocks and increased our exposure to mid-cap value stocks, but we continued to overweight small-caps because we believe they will be one of the first market segments to benefit from the U.S. economic recovery. We also raised our international equity exposure at the end of May because we believe valuations overseas remain attractive.

SPECTRUM INCOME FUND

Your fund returned 2.86% in the last six months and 5.81% for the 12-month period ended June 30. As shown in the table, the fund outperformed the Lipper General Bond Funds Average but lagged the Lehman Brothers U.S. Aggregate Index in both periods.

In the last six months, our large position in International Bond, which surged 11.41%, contributed greatly to fund performance. Our smaller positions in GNMA and U.S. Treasury Long-Term also helped the fund's results, as each returned more than 4%. On the downside, our large position in High Yield, which slipped 0.50%, hurt the fund's performance relative to the Lehman benchmark. In addition, our exposure to Equity Income, which declined 3.68%, and Emerging Markets Bond, which returned only 0.41%, detracted from our results.

During the last six months, we trimmed our positions in investment-grade bonds, particularly long-term Treasuries, which performed very well as interest rates declined

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 6/30/02                6 Months     12 Months
--------------------------------------------------------------------------------
Spectrum Income Fund                   2.86%        5.81%
Lipper General Bond
Funds Average                          1.83         4.84
Lehman Brothers U.S.
Aggregate Index                        3.79         8.63

                                   [CHART]

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------
Spectrum Income Fund

Money Market             6%
High-Grade Bonds        44%
High-Yield Bonds        18%
Foreign Bonds           18%
Stocks                  14%

Based on net assets as of 6/30/02.

over the last two years. (This reduced the portfolio's duration, a measure of interest rate sensitivity.) As the economy strengthens and upward pressure on rates increases, the environment for longer-term Treasuries will become more challenging.

We used the proceeds from our Treasury sales to increase exposure to high-quality international bonds. These securities should perform well if, as we expect, the U.S. dollar continues to weaken. We are also maintaining a slight overweighting in high-yield and emerging market debt. These bonds offer very attractive yields and should be less sensitive to rising interest rates as economic growth improves.

SPECTRUM INTERNATIONAL FUND

Your fund returned -3.09% in the last six months and -9.12% in the 12-month period ended June 30. As shown in the table, the fund lagged its benchmarks in both periods. We have replaced the Lipper International Funds Average with the Lipper International Funds Index to be consistent with other T. Rowe Price stock funds that use Lipper indexes as their benchmarks. (The Lipper International Funds Average returned -1.66% and -10.17% for the 6- and 12-month periods ended June 30, respectively.)

In the last six months, performance was hurt by overweighting funds that focus on developed markets, such as European Stock, which dropped 5.06%, and International Stock, which emphasizes European equities and declined 3.73%. Low weightings in the best performing funds--including New Asia, which rose 6.12%, and Japan Fund, which gained 4.96%--also hurt relative performance.


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 6/30/02                   6 Months     12 Months
--------------------------------------------------------------------------------
Spectrum International Fund             -3.09%       -9.12%
Lipper International
Funds Index                              0.52        -7.29
Combined Index Benchmark*               -0.06        -6.83

* 90% MSCI EAFE/10% J.P. Morgan Non-U.S. Dollar Government
  Bond Index

                                    [CHART]

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

Spectrum International Fund

Latin America                        3%
Europe                              70%
Japan                               11%
Far East                            10%
Other and Reserves                   6%

Based on net assets as of 6/30/02.

Since the end of 2001, we made a few minor changes to our asset allocation. In light of Argentina's implosion and its effects on neighboring countries, we eliminated our position in the Latin America Fund (although we still have Latin exposure through International Stock and Emerging Markets Stock) and shifted the assets to New Asia. Consumers are driving renewed economic growth in Asia, and we believe the trend could benefit Asian companies for several years.

We also trimmed our hefty positions in International Stock and European Stock, which invest primarily in large companies, in favor of the small-cap International Discovery Fund. Foreign small companies, which struggled in the last six months, are likely to benefit greatly from a global economic recovery.

OUTLOOK

We expect equity market volatility to continue in the immediate future. However, markets should begin to stabilize as forthcoming profit reports show an improving trend for most companies. Moving on from the immediate furor over corporate reporting and governance failures to the steps necessary to improve the situation should also help. Non-U.S. markets should continue to perform somewhat better given still lower valuations and a more stable investor base, but they will also benefit as the U.S. market shows more stability.

The Federal Reserve clearly will begin to raise short-term interest rates once it is confident that the economic recovery is firmly in place. However, that prospect has been postponed to later in the year by market instability. As a result, we expect intermediate- and long-term rates to remain around current levels.

Fundamental analysis and independent research are especially crucial in the market environment that we have been experiencing. The funds we invest in have a lengthy history of making their own investment decisions independent of Wall Street research or corporate self-evaluations. We thank you for your confidence in our ability to manage your investments.

Respectfully submitted,

/s/ Edmund Notzon

Edmund M. Notzon III
President of the Spectrum Funds and chairman of the Investment Advisory
Committee

July 15, 2002

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds' investment program.

7

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T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
                                                                     Percent of
(Of the combined underlying funds at 6/30/02)                        Net Assets
                                                                        6/30/02

Spectrum Growth Fund
--------------------------------------------------------------------------------
Pfizer                                                                      1.1%
Citigroup                                                                   1.1
GlaxoSmithKline                                                             0.9
Freddie Mac                                                                 0.8
Vodafone                                                                    0.8
--------------------------------------------------------------------------------
TotalFinaElf                                                                0.8
GE                                                                          0.8
Reed Elsevier                                                               0.7
Microsoft                                                                   0.7
Wyeth                                                                       0.7
--------------------------------------------------------------------------------
Total                                                                       8.4%

TEN LARGEST HOLDINGS
                                                                     Percent of
(Of the combined underlying funds at 6/30/02)                        Net Assets
                                                                        6/30/02

Spectrum International Fund
--------------------------------------------------------------------------------
GlaxoSmithKline                                                             3.0%
Royal Bank of Scotland                                                      2.7
TotalFinaElf                                                                2.7
Shell T&T/Royal Dutch                                                       2.4
Reed Elsevier                                                               2.3
--------------------------------------------------------------------------------
Nestle                                                                      1.7
ING Groep                                                                   1.4
BNP Paribas                                                                 1.4
Vodafone                                                                    1.4
Securitas                                                                   1.3
--------------------------------------------------------------------------------
Total                                                                      20.3%

Note: Tables exclude investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS

                                                            12/31/01    6/30/02
Spectrum Income Fund
--------------------------------------------------------------------------------
Price Per Share                                             $ 10.60     $ 10.62
Capital Gain Distribution Per Share
  Short-Term                                                     --          --
  Long-Term                                                    0.02          --
Dividends Per Share
  For 6 months                                                 0.30        0.28
  For 12 months                                                0.63        0.58
30-Day Standardized Yield to Maturity                          5.55%       5.22%
Weighted Average Maturity (years) *                             8.7         7.9
Weighted Average Effective Duration (years) *                   5.4         5.0
Weighted Average Quality**                                      AA-         A+

*  Excludes Equity Income Fund.

** Based on T. Rowe Price research; excludes Equity Income Fund.


9

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T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

                                              Minimum-   Target at    Target at
                                               Maximum    12/31/01      6/30/02
Spectrum Growth Fund
--------------------------------------------------------------------------------
Growth Stock                                     5-20%        9.0%         9.0%
Blue Chip Growth                                 5-20         9.0          9.0
Equity Income                                7.5-22.5        14.5         14.5
Growth & Income                              7.5-22.5        13.5         13.5
New Era                                          0-15         2.5          2.5
International Stock                             10-25        23.5         23.5
New Horizons                                    10-25        20.5         20.0
Summit Cash Reserves                             0-25         0.0          0.0
Mid-Cap Value                                    0-15         7.5          8.0

Spectrum Income Fund
--------------------------------------------------------------------------------
New Income                                      15-30        25.5         25.5
High Yield                                      10-25        22.0         22.5
International Bond                               5-20        17.0         18.0
Equity Income                                   10-25        13.0         13.0
GNMA                                             5-20        12.5         12.5
U.S. Treasury Long-Term                          0-15         7.0          5.0
Emerging Markets Bond                            0-10         3.0          3.5
Short-Term Bond                                  0-15         0.0          0.0
Summit Cash Reserves                             0-25         0.0          0.0

Spectrum International Fund
--------------------------------------------------------------------------------
International Stock                             35-65        48.0         47.5
European Stock                                   0-30        30.0         29.5
Emerging Markets Stock                           0-20         6.3          6.3
Japan                                            0-30         5.0          5.0
New Asia                                         0-20         3.2          4.2
International Discovery                          0-20         3.0          4.0
Emerging Markets Bond                            0-15         2.0          2.0
Latin America                                    0-15         1.0          0.0
Emerging Europe & Mediterranean                  0-15         1.5          1.5
Summit Cash Reserves                             0-25         0.0          0.0

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
-------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SPECTRUM GROWTH FUND
-------------------------------------------------------------------------------

As of 6/30/02

                                    [CHART]

                       S&P 500           Lipper Multi-Cap         Spectrum
                       Stock Index       Core Funds Index         Growth Fund

  6/1/1992               10,000             10,000                  10,000
  6/1/1993               11,363             11,674                  11,729
  6/1/1994               11,522             12,039                  12,745
  6/1/1995               14,527             14,536                  15,298
  6/1/1996               18,304             17,985                  19,115
  6/1/1997               24,655             22,791                  23,315
  6/1/1998               32,092             28,464                  27,265
  6/1/1999               39,395             32,786                  30,545
  6/1/2000               42,249             37,227                  35,152
  6/1/2002               35,983             32,822                  32,144
  6/2/2002               29,511             26,997                  28,300


SPECTRUM INCOME FUND
-------------------------------------------------------------------------------

As of 6/30/02

                                    [CHART]

                     Lipper        Lehman       Spectrum

       Jun-92        10,000        10,000       10,000
       Jun-93        11,285        11,178       11,150
       Jun-94        11,456        11,033       11,242
       Jun-95        12,641        12,417       12,741
       Jun-96        13,486        13,040       13,771
       Jun-97        14,879        14,103       15,411
       Jun-98        16,384        15,590       17,140
       Jun-99        16,781        16,080       17,585
       Jun-00        17,207        16,814       17,956
       Jun-01        18,297        18,702       19,207
       Jun-02        19,144        20,316       20,322

T. ROWE PRICE SPECTRUM FUNDS

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

SPECTRUM INTERNATIONAL FUND
--------------------------------------------------------------------------------
                                    [CHART]

As of 6/30/02
      Combined              Lipper International          Spectrum
  Index Benchmark*              Funds Index         International Fund

12/31/96     10,000                10,000                   10,000
6/97         10,981                11,395                   11,120
6/98         11,650                12,420                   11,273
6/99         12,562                12,917                   12,305
6/00         14,550                15,969                   15,626
6/01         11,381                12,423                   11,713
6/02         10,603                11,517                   10,645

*90% MSCI EAFE/10% J.P. Morgan Non-U.S. Dollar Government Bond Index



------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 6/30/02         1 Year   5 Years   10 Years  Inception    Date
--------------------------------------------------------------------------------
Spectrum Growth Fund         -11.96%     3.95%     10.96%       -            -
Spectrum Income Fund           5.81      5.69       7.35        -            -
Spectrum International Fund   -9.12     -0.87          -     1.14%    12/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE SPECTRUM GROWTH FUND
--------------------------------------------------------------------------------
Unaudited
--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                     6 Months        Year
                                        Ended       Ended
                                      6/30/02    12/31/01   12/31/00    12/31/99    12/31/98    12/31/97
NET ASSET VALUE
Beginning of period                   $ 14.07     $ 15.72    $ 17.71     $ 16.45     $ 15.93     $ 15.13

Investment activities
  Net investment
  income (loss)                          0.02        0.16       0.13        0.15        0.19        0.20
  Net realized and
  unrealized gain (loss)                (1.37)      (1.37)     (0.15)       3.19        1.88        2.40

  Total from
  investment activities                 (1.35)      (1.21)     (0.02)       3.34        2.07        2.60

Distributions
  Net investment income                    -        (0.16)     (0.12)      (0.17)      (0.18)      (0.20)
  Net realized gain                        -        (0.28)     (1.85)      (1.91)      (1.37)      (1.60)

  Total distributions                      -        (0.44)     (1.97)      (2.08)      (1.55)      (1.80)

NET ASSET VALUE
End of period                         $ 12.72     $ 14.07    $ 15.72     $ 17.71     $ 16.45     $ 15.93
                                      -------     -------    -------     -------     -------     -------
Ratios/Supplemental Data

Total return/\                        (9.59)%     (7.63)%    (0.11)%      21.20%      13.62%      17.40%
Ratio of total expenses to
average net assets                      0.00%*      0.00%      0.00%       0.00%       0.00%       0.00%
Ratio of net investment
income (loss) to average
net assets                              0.27%+      1.05%      0.70%       0.85%       1.09%       1.26%
Portfolio turnover rate                  2.8%+       6.1%      11.6%       20.3%       17.9%       20.4%
Net assets, end of period
(in millions)                         $ 2,072     $ 2,373    $ 2,889     $ 3,031     $ 2,768     $ 2,605


/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 4. The annualized weighted average expense ratio of the underlying funds was 0.85% for the six months ended June 30, 2002.
+   Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
-------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
-------------------------------------------------------------------------------


                                 6 Months           Year
                                    Ended          Ended
                                  6/30/02       12/31/01      12/31/00      12/31/99      12/31/98      12/31/97

NET ASSET VALUE
Beginning of period             $   10.60      $   10.77     $   10.71     $   11.50     $   11.66     $   11.20
Investment activities
  Net investment
  income (loss)                      0.28           0.63          0.62          0.67          0.72          0.71
  Net realized and
  unrealized gain (loss)             0.02          (0.15)         0.14         (0.64)         0.02          0.61

  Total from
  investment activities              0.30           0.48          0.76          0.03          0.74          1.32

Distributions
  Net investment income             (0.28)         (0.55)        (0.70)        (0.69)        (0.72)        (0.71)
  Net realized gain                    --          (0.02)           --         (0.13)        (0.18)        (0.15)
  Tax return of capital                --          (0.08)           --            --            --            --

  Total distributions               (0.28)         (0.65)        (0.70)        (0.82)        (0.90)        (0.86)

NET ASSET VALUE
End of period                   $   10.62      $   10.60     $   10.77     $   10.71     $   11.50     $   11.66
                                ---------      ---------     ---------     ---------     ---------     ---------
Ratios/Supplemental Data

Total return/\                       2.86%          4.59%         7.40%         0.26%         6.57%        12.18%
Ratio of total expenses to
average net assets                   0.00%*         0.00%         0.00%         0.00%         0.00%         0.00%
Ratio of net investment
income (loss) to average
net assets                           5.34%+         5.91%         6.03%         5.95%         6.22%         6.21%
Portfolio turnover rate               9.4%+         22.7%         19.3%         18.6%         12.8%         14.1%
Net assets, end of period
(in millions)                   $   2,622      $   2,465     $   2,471     $   2,548     $   2,574     $   2,022


/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*    See Note 4. The annualized weighted average expense ratio
     of the underlying funds was 0.80% for the six months ended June 30, 2002.
+    Annualized

The accompanying notes are an integral part of these financial statements.


14

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T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                       6 Months         Year                                            12/31/96
                                          Ended        Ended                                             Through
                                        6/30/02     12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
NET ASSET VALUE
Beginning of period                    $   7.76     $  10.08     $  13.53     $  10.56     $   9.74     $  10.00

Investment activities
  Net investment
  income (loss)                            0.01         0.18         0.12         0.12         0.21         0.15
  Net realized and
  unrealized gain (loss)                  (0.25)       (2.17)       (2.10)        3.95         0.97         0.09**
  Total from
  investment activities                   (0.24)       (1.99)       (1.98)        4.07         1.18         0.24

Distributions
  Net investment income                       -        (0.18)       (0.12)       (0.13)       (0.21)       (0.15)
  Net realized gain                           -        (0.15)       (1.35)       (0.97)       (0.15)       (0.35)
  Total distributions                         -        (0.33)       (1.47)       (1.10)       (0.36)       (0.50)

NET ASSET VALUE
End of period                          $   7.52     $   7.76     $  10.08     $  13.53     $  10.56     $   9.74
                                       -------------------------------------------------------------------------

Ratios/Supplemental Data
Total return/\                          (3.09)%     (19.71)%     (14.71)%       39.49%       12.28%        2.42%

Ratio of total expenses to
average net assets                        0.00%*       0.00%        0.00%        0.00%        0.00%        0.00%

Ratio of net investment
income (loss) to average
net assets                                0.18%+       2.06%        0.94%        1.14%        1.94%        2.23%

Portfolio turnover rate                  111.6%+       30.6%        42.5%        20.1%        31.7%        20.0%

Net assets, end of period
(in thousands)                         $ 61,321     $ 64,153     $ 81,843     $ 82,846     $ 54,752     $ 51,050

/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 4. The annualized weighted average expense ratio of the underlying funds was 1.08% for the six months ended June 30, 2002.
** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
+  Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

-----------------------                                 Percent of
STATEMENT OF NET ASSETS                                 Net Assets              Shares             Value
--------------------------------------------------------------------------------------------------------
                                                                                            In thousands
      T. Rowe Price International Stock Fund *               24.2%          47,461,391     $     502,142
      T. Rowe Price New Horizons Fund *                      19.7           21,678,849           408,429
      T. Rowe Price Equity Income Fund                       14.9           13,691,365           308,466
      T. Rowe Price Growth & Income Fund                     13.1           14,087,405           272,028
      T. Rowe Price Growth Stock Fund *                       8.6            8,746,954           177,301
      T. Rowe Price Blue Chip Growth Fund *                   8.4            7,253,621           174,667
      T. Rowe Price Mid-Cap Value Fund *                      8.4           10,235,806           172,883
      T. Rowe Price New Era Fund *                            2.7            2,387,045            56,215

Total Investments
100.0% of Net Assets (Cost $2,078,947)                                                     $   2,072,131

Other Assets Less Liabilities                                                                         (7)

NET ASSETS                                                                                 $   2,072,124
                                                                                           -------------

Net Assets Consist of:

Undistributed net investment income (loss)                                                 $       3,414

Undistributed net realized gain (loss)                                                           (10,014)

Net unrealized gain (loss)                                                                        (6,816)

Paid-in-capital applicable to 162,879,547 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                                                     2,085,540

NET ASSETS                                                                                 $   2,072,124
                                                                                           -------------
NET ASSET VALUE PER SHARE                                                                  $       12.72
                                                                                           -------------




*Non-income producing

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

-----------------------                                 Percent of
STATEMENT OF NET ASSETS                                 Net Assets              Shares             Value
--------------------------------------------------------------------------------------------------------
                                                                                            In thousands
      T. Rowe Price New Income Fund                          25.7%          77,482,933     $     673,327
      T. Rowe Price High Yield Fund                          21.8           90,357,288           572,865
      T. Rowe Price International Bond Fund                  17.8           54,271,133           467,817
      T. Rowe Price GNMA Fund                                12.7           34,328,157           331,953
      T. Rowe Price Equity Income Fund                       12.6           14,666,828           330,444
      T. Rowe Price U. S. Treasury Long Term Fund             6.2           14,167,033           162,213
      T. Rowe Price Emerging Markets Bond Fund                3.2            8,488,068            84,286

Total Investments
100.0% of Net Assets (Cost $2,716,702)                                                     $   2,622,905

Other Assets Less Liabilities                                                                       (509)

NET ASSETS                                                                                 $   2,622,396
                                                                                           -------------
Net Assets Consist of:

Undistributed net investment income (loss)                                                 $     (11,545)

Undistributed net realized gain (loss)                                                           (11,379)

Net unrealized gain (loss)                                                                       (93,797)
Paid-in-capital applicable to 247,043,403 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                                                     2,739,117

NET ASSETS                                                                                 $   2,622,396
                                                                                           -------------
NET ASSET VALUE PER SHARE                                                                  $       10.62
                                                                                           -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

-----------------------                                 Percent of
STATEMENT OF NET ASSETS                                 Net Assets              Shares             Value
--------------------------------------------------------------------------------------------------------
                                                                                            In thousands
      T. Rowe Price International Stock Fund *                47.5%          2,753,572     $      29,133
      T. Rowe Price European Stock Fund *                     29.6           1,193,044            18,134
      T. Rowe Price Emerging Markets Stock Fund *              6.3             346,111             3,828
      T. Rowe Price Japan Fund *                               5.0             485,953             3,086
      T. Rowe Price New Asia Fund *                            4.2             386,916             2,550
      T. Rowe Price International Discovery Fund *             4.0             134,703             2,477
      T. Rowe Price Emerging Markets Bond Fund                 2.0             124,246             1,234
      T. Rowe Price Emerging Europe &
      Mediterranean Fund *                                     1.4             128,403               879

Total Investments
100.0% of Net Assets (Cost $72,244)                                                        $      61,321

Other Assets Less Liabilities                                                                          -

NET ASSETS                                                                                 $      61,321
                                                                                           -------------
Net Assets Consist of:
Undistributed net investment income (loss)                                                 $          64
Undistributed net realized gain (loss)                                                           (16,931)
Net unrealized gain (loss)                                                                       (10,923)
Paid-in-capital applicable to 8,149,747 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                                                        89,111

NET ASSETS                                                                                 $      61,321
                                                                                           -------------

NET ASSET VALUE PER SHARE                                                                  $        7.52
                                                                                           -------------

*Non-income producing

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

In thousands                                                Growth      Income    International
                                                              Fund        Fund             Fund
                                                          6 Months    6 Months         6 Months
                                                             Ended       Ended            Ended
                                                           6/30/02     6/30/02          6/30/02
Investment Income
 Income distributions from
 underlying funds                                       $     3,054    $ 67,135   $          58
                                                        ----------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Sale of underlying funds                                   (23,487)    (12,160)        (15,539)
 Capital gain distributions
 from underlying funds                                        3,494       1,373               -
                                                        ----------------------------------------
 Net realized gain (loss)                                   (19,993)    (10,787)        (15,539)
Change in net unrealized gain or loss                      (204,001)     13,851          13,971
                                                        ----------------------------------------
Net realized and unrealized gain (loss)                    (223,994)      3,064          (1,568)
                                                        ----------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                  $  (220,940)   $ 70,199   $      (1,510)
                                                        ----------------------------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                      6 Months             Year
                                                         Ended            Ended
                                                       6/30/02         12/31/01
Increase (Decrease) in Net Assets
Operations
 Investment income                                 $     3,054      $    26,018
 Net realized gain (loss)                              (19,993)          39,509
 Change in net unrealized gain or loss                (204,001)        (283,699)
                                                   -----------      -----------
 Increase (decrease) in net assets from operations    (220,940)        (218,172)
                                                   -----------       ----------
Distributions to shareholders
 Investment income                                           -          (26,289)
 Net realized gain                                           -          (45,971)
                                                   -----------      -----------
 Decrease in net assets from distributions                   -          (72,260)
                                                   -----------      -----------
Capital share transactions *
 Shares sold                                           132,513          258,950
 Distributions reinvested                          -----------           70,750
 Shares redeemed                                      (212,486)        (554,937)
                                                   -----------      -----------
 Increase (decrease) in net assets from capital
 share transactions                                    (79,973)        (225,237)
                                                   -----------      -----------
Net Assets
Increase (decrease) during period                     (300,913)        (515,669)
Beginning of period                                  2,373,037        2,888,706
                                                   -----------      -----------
End of period                                      $ 2,072,124      $ 2,373,037
                                                   -----------      -----------
*Share information
  Shares sold                                            9,628           17,934
  Distributions reinvested                                   -            5,141
  Shares redeemed                                      (15,446)         (38,102)
                                                   -----------      -----------
  Increase (decrease) in shares outstanding             (5,818)         (15,027)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                        6 Months           Year
                                                           Ended          Ended
                                                         6/30/02       12/31/01
 Increase (Decrease) in Net Assets

 Operations
  Investment income                                  $    67,135    $   128,634
  Net realized gain (loss)                               (10,787)         4,721
  Change in net unrealized gain or loss                   13,851        (23,680)
                                                     ---------------------------
  Increase (decrease) in net assets from operations       70,199        109,675
                                                     ---------------------------
 Distributions to shareholders
  Net investment income                                  (67,135)      (127,297)
  Net realized gain                                           --         (4,614)
  Tax return of capital                                       --        (17,707)
                                                     ---------------------------
  Decrease in net assets from distributions              (67,135)      (149,618)
                                                     ---------------------------
 Capital share transactions *
  Shares sold                                            365,349        626,448
  Distributions reinvested                                61,901        138,387
  Shares redeemed                                       (272,658)      (731,440)
                                                     ---------------------------
  Increase (decrease) in net assets from capital
  share transactions                                     154,592         33,395
                                                     ---------------------------
 Net Assets

 Increase (decrease) during period                       157,656         (6,548)
 Beginning of period                                   2,464,740      2,471,288
                                                     ---------------------------
 End of period                                       $ 2,622,396    $ 2,464,740
                                                     ---------------------------
*Share information
  Shares sold                                             34,367         58,203
  Distributions reinvested                                 5,824         12,882
  Shares redeemed                                        (25,662)       (68,033)
                                                     ---------------------------
  Increase (decrease) in shares outstanding               14,529          3,052

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                        6 Months          Year
                                                           Ended         Ended
                                                         6/30/02      12/31/01
Increase (Decrease) in Net Assets
Operations

 Investment income                                          $ 58       $ 1,453
 Net realized gain (loss)                                (15,539)       (1,220)
 Change in net unrealized gain or loss                    13,971       (16,590)
                                                         ---------------------
 Increase (decrease) in net assets from operations        (1,510)      (16,357)
                                                         ---------------------
Distributions to shareholders
 Net investment income                                         -        (1,434)
 Net realized gain                                             -        (1,194)
                                                         ---------------------
 Decrease in net assets from distributions                     -        (2,628)
                                                         ---------------------
Capital share transactions *
 Shares sold                                              61,086        29,002
 Distributions reinvested                                      -         2,531
 Shares redeemed                                         (62,408)      (30,238)
                                                        ----------------------
 Increase (decrease) in net assets from
  capital share transactions                              (1,322)        1,295
                                                        ----------------------
Net Assets
Increase (decrease) during period                         (2,832)      (17,690)
Beginning of period                                       64,153        81,843
                                                        ----------------------
End of period                                           $ 61,321      $ 64,153
                                                        ----------------------
*Share information
 Shares sold                                               7,964         3,377
 Distributions reinvested                                      -           329
 Shares redeemed                                          (8,086)       (3,551)
                                                        ----------------------
 Increase (decrease) in shares outstanding                  (122)          155

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are three portfolios established by the corporation. Spectrum Growth and Spectrum Income Funds commenced operations on June 29, 1990, and Spectrum International Fund commenced operations on December 31, 1996.

Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying Price funds). Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective. Spectrum Income Fund seeks a high level of current income with moderate share price fluctuation. Spectrum International Fund seeks long-term capital appreciation.


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Investments in the underlying Price funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Distributions Income and gain distributions from the underlying Price funds and distributions to the Spectrum Funds' shareholders are recorded on the ex-dividend date.

Other Income is recorded on the accrual basis. Purchases and sales of the underlying Price funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------



NOTE 2 - INVESTMENTS IN UNDERLYING FUNDS

Purchases and sales of the underlying Price funds for the six months ended June 30, 2002, were as follows:

--------------------------------------------------------------------------------
                             Growth              Income          International
                               Fund                Fund                   Fund

Purchases              $ 32,244,000       $ 277,423,000           $ 35,578,000
Sales                   105,552,000         119,027,000             36,842,000

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

For tax purposes, each fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, realized losses recognized in 2001 for financial reporting purposes, in the amount of $226,000 for the International Fund, was recognized on January 1, 2002 for tax purposes. Further, each fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the funds' most recent tax year-end, the International Fund had $1,122,000 of unused capital loss carry-forwards available to offset future realized gains, all of which expires in 2009.

At June 30, 2002, the cost of investments for federal income tax purposes was $2,078,947,000 for the Growth Fund, $2,716,702,000 for the Income Fund, and $72,245,000 for the International Fund. Net unrealized gain (loss) on investments was as follows:

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------


                              Growth           Income             International
                              Fund             Fund               Fund

Unrealized appreciation       $ 98,728,000     $ 46,455,000       $    41,000
Unrealized depreciation       (105,544,000)    (140,252,000)      (10,964,000)
                              --------------------------------------------------
Net unrealized appreciation
 (depreciation)               $ (6,816,000)   $ (93,797,000)    $ (10,923,000)
                              --------------------------------------------------


NOTE 4 - RELATED PARTIES

       T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying Price funds. T. Rowe Price International, Inc.
       (Price International), wholly owned by Price Associates, is the investment manager for Spectrum International Fund, and also serves as manager for the international underlying Price funds. Price Associates and its wholly owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder servicing, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries, and the underlying Price funds.

       The Spectrum Funds pay no management fees; however, Price Associates and Price International receive management fees for managing the underlying Price funds. In addition, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds, pursuant to special servicing agreements between a among the corporation, the underlying Price funds, Price Associates, and, in the case of Spectrum International, Price International. Therefore, the Spectrum Funds each operate at a zero expense ratio, although the valuations of the underlying Price funds reflect the impact of Spectrum investments on management fees and other expenses of the underlying Price funds.

       The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by Spectrum within the set limits may represent a significant portion of an underlying Price fund's net assets. At June 30, 2002, Spectrum International and Spectrum Growth Funds each held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income Fund held approximately 56.1% of the

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

outstanding shares of the U.S. Treasury Long Term Bond Fund, 51.1% of the International Bond Fund, 47.6% of the Emerging Markets Bond Fund, 35.9% of the New Income Fund, 32.4% of the High Yield Fund, and 26.4% of the GNMA Fund.

Additionally, Spectrum Income Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income Fund in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the special servicing agreement. At June 30, 2002, approximately 3.5% of the outstanding shares of Spectrum Income Fund were held by the college savings plans.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

---------------------------------------
ABOUT THE FUNDS' DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)                    Principal Occupation(s) During Past 5 Years and
Year Elected*                      Other Directorships of Public Companies
Calvin W. Burnett, Ph.D.           President, Coppin State College; Director, Provident Bank of Maryland
(3/16/32)
2001

Anthony W. Deering                 Director, Chairman of the Board, President, and Chief Executive
(1/28/45)                          Officer, The Rouse Company, real estate developers
2001

Donald W. Dick, Jr.                Principal, EuroCapital Advisors, LLC, an acquisition and management
(1/27/43)                          advisory firm
1999

David K. Fagin                     Director, Dayton Mining Corp. (6/98 to present), Golden Star
(4/9/38)                           Resources Ltd., and Canyon Resources Corp. (5/00 to present);
1999                               Chairman and President, Nye Corp.

F. Pierce Linaweaver               President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(8/22/34)                          mental and civil engineers
2001

Hanne M. Merriman                  Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren
(11/16/41)                         Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways
1999                               Group, Inc.

John G. Schreiber                  Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(10/21/46)                         ment company; Senior Advisor and Partner, Blackstone Real Estate
2001                               Advisors, L.P.; Director, AMLI Residential Properties Trust, Host
                                   Marriott Corp., and The Rouse Company

Hubert D. Vos                      Owner/President, Stonington Capital Corp., a private investment
(8/2/33)                           company
1999

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a succesor.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

Independent Directors (continued)

Name
(Date of Birth)                Principal Occupation(s) During Past 5 Years and
Year Elected*                  Other Directorships of Public Companies
--------------------------------------------------------------------------------
Paul M. Wythes                 Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                      capital limited partnership, providing equity
1999                           capital to young high-technology companies
                               throughout the United States; Director, Teltone
                               Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.


Inside Directors

Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Other Directorships of Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy            Director and Vice President, T. Rowe Price and
(8/15/53)                     T. Rowe Price Group, Inc.
2001
[32]
--------------------------------------------------------------------------------
James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1990                          President, T. Rowe Price Group, Inc.; Chairman of
[98]                          the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Investment
                              Services, Inc., T. Rowe Price Retirement Plan
                              Services, Inc., and T. Rowe Price Services, Inc.,
                              Chairman of the Board, Director, President,
                              and Trust Officer, T. Rowe Price Trust Company;
                              Director, T. Rowe Price International, Inc., and
                              T. Rowe Price Global Investment Services Limited;
                              Vice President, Spectrum Funds
--------------------------------------------------------------------------------
M. David Testa                Vice Chairman of the Board, Chief Investment
(4/22/44)                     Officer, Director, and Vice President, T. Rowe
1999                          Price Group, Inc.; Chief Investment Officer,
[98]                          Director, and Vice President, T. Rowe Price;
                              Chairman and Director, T. Rowe Price Global Asset
                              Management Limited; Vice President and Director,
                              T. Rowe Price Trust Company; Director, T. Rowe
                              Price Global Investment Services Limited and
                              T. Rowe Price International, Inc.; Vice President,
                              Spectrum Funds
--------------------------------------------------------------------------------

**Each inside director serves until the election of a successor.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served                         Principal Occupation(s)
---------------------------------------------------------------------------------------------------
Stephen W. Boesel (12/28/44)                     Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Spectrum Funds         Group, Inc., and T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)                     Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Sprectrum Funds                       Group, Inc., and T. Rowe Price Investment
                                                 Services, Inc.
---------------------------------------------------------------------------------------------------
John R. Ford (11/25/57)                          Vice President, T. Rowe Price and T. Rowe Price
Vice President, Spectrum Funds                   Group, Inc.; Director, Chief Investment Officer,
                                                 and Vice President, T. Rowe Price International,
                                                 Inc.
---------------------------------------------------------------------------------------------------
Gregory S. Golczewski (1/15/66)                  Assistant Vice President, T. Rowe Price
Assistant Vice President, Spectrum Funds
---------------------------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)                      Director and Vice President, T. Rowe Price
Vice President, Spectrum Funds                   Group, Inc.; Vice President, T. Rowe Price,
                                                 T. Rowe Price International, Inc., and T. Rowe
                                                 Price Retirement Plan Services, Inc.; Vice
                                                 President and Director, T. Rowe Price
                                                 Investment Services, Inc., T. Rowe Price
                                                 Services, Inc., and T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------
John H. Laporte (7/26/45)                        Vice President, T. Rowe Price; Vice President
Vice President, Spectrum Funds                   and Director, T. Rowe Price Group, Inc.
---------------------------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)                    Assistant Vice President, T. Rowe Price and
Secretary, Spectrum Funds                        T. Rowe Price Investment Services, Inc.
---------------------------------------------------------------------------------------------------
David S. Middleton (1/18/56)                     Vice President, T. Rowe Price, T. Rowe Price
Controller, Spectrum Funds                       Group, Inc., and T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------
George A. Murnaghan (5/1/56)                     Vice President, T. Rowe Price, T. Rowe Price
Vice President, Spectrum Funds                   Group, Inc., T. Rowe Price International, Inc.,
                                                 T. Rowe Price Investment Services, Inc., and
                                                 T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------
Edmund M. Notzon III (10/1/45)                   Vice President, T. Rowe Price, T. Rowe Price
President, Spectrum Funds                        Group, Inc., T. Rowe Price Investment Services,
                                                 Inc., and T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------
William T. Reynolds (5/26/48)                    Director and Vice President, T. Rowe Price and
Vice President, Spectrum Funds                   T. Rowe Price Group, Inc.
---------------------------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE SPECTRUM FUNDS
--------------------------------------------------------------------------------

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served           Principal Occupation(s)
Brian C. Rogers (6/27/55)          Director and Vice President, T. Rowe Price
Vice President, Spectrum Funds     Group, Inc.; Vice President, T. Rowe Price and
                                   T. Rowe Price Trust Company

Martin G. Wade (2/16/43)           Director and Vice President, T. Rowe Price
Vice President, Spectrum Funds     Group, Inc.; Chairman of the Board and Director,
                                   T. Rowe Price International, Inc.; Chairman and
                                   Director, T. Rowe Price Global Investment
                                   Services Limited; Director, T. Rowe Price Global
                                   Asset Management Limited; Vice President,
                                   T. Rowe Price

David J.L. Warren (4/14/57)        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Spectrum Funds     Group, Inc.; Director, Chief Executive Officer and
                                   President, T. Rowe Price International, Inc.;
                                   Director, T. Rowe Price Global Asset
                                   Management Limited

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

T. ROWE PRICE RETIREMENT SERVICES

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

*Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------


www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(R) Portfolio Tracker/SM/. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(R) Portfolio Watchlist/SM/. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(R) Portfolio X-Ray/SM/. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------

COLLEGE PLANNING

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES
--------------------------------------------------------------------------------

ADVISORY SERVICES

If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

The T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

T. Rowe Price Investment Checkup(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Morningstar(R) Clear Future/SM/ Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.



*Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE BROKERAGE SERVICES
--------------------------------------------------------------------------------

BROKERAGE SERVICES

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

     Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

     Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

     Margins and Options Trading for qualified investors.

     Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

     Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

     Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.






       * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

      ** The information provided through these services is prepared by independent investment research companies that are not affiliated with
         T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
 Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS++

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+  Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

   Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

[LOGO] T. Rowe Price

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                                 C08-051 6/30/02